Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Report of PureSnax International, Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Engler, Chief Financial Officer and Principal Financial Officer, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 7, 2017

By: /s/ Mark Engler

Mark Engler,

Chief Financial Officer,

Principal Financial Officer.